Exhibit 99(b)

ALLTEL Corporation
Supplemental Quarterly Unaudited Pro Forma Selected Financial Information From Current Businesses
for quarterly periods in the years 2006 and 2005

	2006			2005
(In thousands)	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Revenues and Sales:
Service revenues	$3,383,276	$1,734,128	$1,649,148	$6,484,788	$1,650,538	$1,702,298	$1,626,242	$1,505,710
Product sales	405,189	211,104	194,085	683,813	186,736	184,068	161,831	151,178
Total revenues and sales	3,788,465	1,945,232	1,843,233	7,168,601	1,837,274	1,886,366	1,788,073	1,656,888

Costs and Expenses:
Cost of services	1,118,996	576,212	542,784	2,080,023	544,966	543,005	524,780	467,272
Cost of products sold	556,048	283,351	272,697	1,004,808	281,639	259,896	234,264	229,009
Selling, general, administrative and other	860,205	434,509	425,696	1,649,430	429,931	414,550	407,427	397,522
Depreciation and amortization	516,408	262,588	253,820	998,165	251,934	249,921	253,434	242,876
Total costs and expenses	3,051,657	1,556,660	1,494,997	5,732,426	1,508,470	1,467,372	1,419,905	1,336,679

Operating Income	$736,808	$388,572	$348,236	$1,436,175	$328,804	$418,994	$368,168	$320,209

Customers	11,085,145	11,085,145	10,827,065	10,662,324	10,662,324	10,424,710	10,395,818	10,109,480
Average customers	10,838,881	10,951,268	10,731,389	10,309,884	10,507,806	10,400,163	10,358,712	9,985,184
Gross customer additions
Internal	1,576,043	770,589	805,454	3,088,740	837,712	766,834	694,363	789,831
Acquired	112,095	112,095	-	356,847	90,356	-	212,530	53,961
Total	1,688,138	882,684	805,454	3,445,587	928,068	766,834	906,893	843,792
Net customer additions
Internal	310,726	145,985	164,741	424,797	147,258	28,892	73,808	174,839
Acquired	112,095	112,095	-	356,847	90,356	-	212,530	53,961
Total	422,821	258,080	164,741	781,644	237,614	28,892	286,338	228,800

Services revenues	$3,383,276	$1,734,128	$1,649,148	$6,484,788	$1,650,538	$1,702,298	$1,626,242	$1,505,710
Less wholesale revenues	332,788	171,435	161,353	695,006	178,938	200,358	174,648	141,062
Retail revenues	$3,050,488	$1,562,693	$1,487,795	$5,789,782	$1,471,600	$1,501,940	$1,451,594	$1,364,648
Average revenue per unit	$52.02	$52.78	$51.23	$52.42	$52.36	$54.56	$52.33	$50.26
Retail revenue per unit	$46.91	$47.57	$46.21	$46.80	$46.68	$48.14	$46.71	$45.56

Postpay churn	1.56%	1.47%	1.66%	1.77%	1.83%	1.92%	1.61%	1.70%
Total churn	1.95%	1.91%	2.00%	2.16%	2.20%	2.37%	2.00%	2.06%

The supplemental unaudited pro forma selected financial information from current businesses presented above gives effect to the spin-off of Alltel's wireline telecommunications business to its stockholders that was completed on July 17, 2006, as if the spin-off transaction occurred on January 1, 2005. The spin-off included the majority of Alltel's communications support services, including directory publishing, information technology outsourcing services, retail long-distanceand the wireline sales portion of communications products. As a result, Alltel's historical results of operations from current businesses for all periods presented have been adjusted on a pro forma basis to reflect the wireline business as a discontinued operation.

The supplemental unaudited pro forma selected financial information from current businesses excludes the results of operations associated with the wireline business and also reflects the add back to Alltel's continuing operations general corporate overhead expenses previously allocated to the wireline business in accordance with Emerging Issues Task Force
Issue No. 87-24, "Allocation of Interest to Discontinued Operations".

The supplemental unaudited pro forma selected financial information for the first three quarters of 2005 have been adjusted to include the operating results of Western Wireless
Corporation as if the acquisition had occurred on January 1, 2005.

Current businesses excludes the effects of discontinued operations, amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, gain on the exchange or disposal of assets, debt prepayment expenses, costs associated with Hurricane Katrina, change in accounting for operating leases and conditional asset retirement obligations, and restructuring and other charges.

ALLTEL Corporation
Supplemental Quarterly Unaudited Pro Forma Selected Financial Information From Current Businesses - Page 2
for quarterly periods in the year 2006

	Three Months ended March 31, 2006				Three Months ended June 30, 2006				Six Months ended June 30, 2006
		Pro Forma Adjustments				Pro Forma Adjustments				Pro Forma Adjustments
	Operating		Add Back		Operating		Add Back		Operating		Add Back
	Results	Distribution	of		Results	Distribution	of		Results	Distribution	of
	from	of	Corporate		from	of	Corporate		from	of	Corporate
	Current	Wireline	Overhead		Current	Wireline	Overhead		Current	Wireline	Overhead
(In thousands)	Businesses	Business	Expenses	Pro Forma	Businesses	Business	Expenses	Pro Forma	Businesses	Business	Expenses	Pro Forma

Revenues and Sales:
Service revenues	$2,247,719	$(598,571)	-	$1,649,148	$2,334,559	$(600,431)	-	$1,734,128	$4,582,278	$(1,199,002)	$-	$3,383,276
Product sales	292,017	(97,932)	-	194,085	339,112	(128,008)	-	211,104	631,129	(225,940)	-	405,189
Total revenues and sales	2,539,736	(696,503)	-	1,843,233	2,673,671	(728,439)	-	1,945,232	5,213,407	(1,424,942)	-	3,788,465

Costs and Expenses:
Cost of services	731,725	(188,941)	-	542,784	764,570	(188,358)	-	576,212	1,496,295	(377,299)	-	1,118,996
Cost of products sold	355,793	(83,096)	-	272,697	384,669	(101,318)	-	283,351	740,462	(184,414)	-	556,048
Selling, general, administrative and other	498,959	(78,370)	5,107	425,696	510,931	(78,292)	1,870	434,509	1,009,890	(156,662)	6,977	860,205
Depreciation and amortization	359,049	(105,229)	-	253,820	364,922	(102,334)	-	262,588	723,971	(207,563)	-	516,408
Total costs and expenses	1,945,526	(455,636)	5,107	1,494,997	2,025,092	(470,302)	1,870	1,556,660	3,970,618	(925,938)	6,977	3,051,657

Operating Income	$594,210	$(240,867)	$(5,107)	$348,236	$648,579	$(258,137)	$(1,870)	$388,572	$1,242,789	$(499,004)	$(6,977)	$736,808

Operating results from current businesses have been reconciled to operating results under GAAP on pages 4 to 6.

ALLTEL Corporation
Supplemental Quarterly Unaudited Pro Forma Selected Financial Information From Current Businesses - Page 3
for quarterly periods in the year 2005

	Three Months ended March 31, 2005					Three Months ended June 30, 2005					Three Months ended September 30, 2005
		Pro Forma Adjustments					Pro Forma Adjustments					Pro Forma Adjustments
	Operating		Add Back			Operating		Add Back			Operating		Add Back
	Results	Distribution	of			Results	Distribution	of			Results	Distribution	of
	from	of	Corporate			from	of	Corporate			from	of	Corporate
	Current	Wireline	Overhead	Western		Current	Wireline	Overhead	Western		Current	Wireline	Overhead	Western
(In thousands)	Businesses	Business	Expenses	Wireless	Pro Forma	Businesses	Business	Expenses	Wireless	Pro Forma	Businesses	Business	Expenses	Wireless	Pro Forma

Revenues and Sales:
Service revenues	$1,898,262	$(617,522)	-	$224,970	$1,505,710	$1,989,264	$(610,104)	-	$247,082	$1,626,242	$2,229,370	$(615,280)	-	$88,208	$1,702,298
Product sales	227,721	(92,137)	-	15,594	151,178	270,842	(124,051)	-	15,040	161,831	289,749	(110,860)	-	5,179	184,068
Total revenues
and sales	2,125,983	(709,659)	-	240,564	1,656,888	2,260,106	(734,155)	-	262,122	1,788,073	2,519,119	(726,140)	-	93,387	1,886,366

Costs and Expenses:
Cost of services	606,469	(200,675)	-	61,478	467,272	660,945	(205,388)	-	69,223	524,780	711,423	(195,051)	-	26,633	543,005
Cost of products sold	281,773	(79,469)	-	26,705	229,009	308,065	(100,482)	-	26,681	234,264	343,718	(93,457)	-	9,635	259,896
Selling, general, administrative and other	407,465	(77,984)	9,531	58,510	397,522	420,536	(78,811)	9,055	56,647	407,427	469,068	(82,233)	10,362	17,353	414,550
Depreciation and amortization	327,440	(129,156)	-	44,592	242,876	333,626	(127,329)	-	47,137	253,434	356,616	(122,775)	-	16,080	249,921
Total costs and
expenses	1,623,147	(487,284)	9,531	191,285	1,336,679	1,723,172	(512,010)	9,055	199,688	1,419,905	1,880,825	(493,516)	10,362	69,701	1,467,372

Operating Income	$502,836	$(222,375)	$(9,531)	$49,279	$320,209	$536,934	$(222,145)	$(9,055)	$62,434	$368,168	$638,294	$(232,624)	$(10,362)	$23,686	$418,994

	Three Months ended December 31, 2005					Twelve Months ended December 31, 2005
		Pro Forma Adjustments					Pro Forma Adjustments
	Operating		Add Back			Operating		Add Back
	Results	Distribution	of			Results	Distribution	of
	from	of	Corporate			from	of	Corporate
	Current	Wireline	Overhead	Western		Current	Wireline	Overhead	Western
(In thousands)	Businesses	Business	Expenses	Wireless	Pro Forma	Businesses	Business	Expenses	Wireless	Pro Forma

Revenues and Sales:
Service revenues	$2,263,605	$(613,067)	-	-	$1,650,538	$8,380,501	$(2,455,973)	$-	$560,260	$6,484,788
Product sales	318,146	(131,410)	-	-	186,736	1,106,458	(458,458)	-	35,813	683,813
Total revenues
and sales	2,581,751	(744,477)	-	-	1,837,274	9,486,959	(2,914,431)	-	596,073	7,168,601

Costs and Expenses:
Cost of services	727,351	(182,385)	-	-	544,966	2,706,188	(783,499)	-	157,334	2,080,023
Cost of products sold	381,764	(100,125)	-	-	281,639	1,315,320	(373,533)	-	63,021	1,004,808
Selling, general, administrative and other	496,549	(79,797)	13,179	-	429,931	1,793,618	(318,825)	42,127	132,510	1,649,430
Depreciation and amortization	360,483	(108,549)	-	-	251,934	1,378,165	(487,809)	-	107,809	998,165
Total costs and
expenses	1,966,147	(470,856)	13,179	-	1,508,470	7,193,291	(1,963,666)	42,127	460,674	5,732,426

Operating Income	$615,604	$(273,621)	$(13,179)	$-	$328,804	$2,293,668	$(950,765)	$(42,127)	$135,399	$1,436,175

Operating results from current businesses have been reconciled to operating results under GAAP on pages 7 to 11.

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) - Page 4
for the six months ended June 30, 2006
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses

Revenues and sales:
Service revenues	$4,582,278	$-		$4,582,278
Product sales	631,129	-		631,129
Total revenues and sales	5,213,407	-		5,213,407
Costs and expenses:
Cost of services	1,494,060	2,235	(B)	1,496,295
Cost of products sold	740,462	-		740,462
Selling, general, administrative and other	1,009,890	-		1,009,890
Depreciation and amortization	816,439	(92,468)	(A)	723,971
Integration expenses and other charges	31,512	(31,512)	(C)(E)	-
Total costs and expenses	4,092,363	(121,745)		3,970,618

Operating income	1,121,044	121,745		1,242,789

Equity earnings in unconsolidated partnerships	28,331	-		28,331
Minority interest in consolidated partnerships	(25,377)	-		(25,377)
Other income, net	33,022	-		33,022
Interest expense	(179,597)	-		(179,597)
Gain on exchange or disposal of assets and other	176,639	(176,639)	(D)	-

Income from continuing operations before income taxes	1,154,062	(54,894)		1,099,168
Income taxes	436,983	(22,690)	(O)	414,293

Income from continuing operations	717,079	(32,204)		684,875

Income (loss) from discontinued operations (net of income taxes)	9,231	(9,231)	(P)	-

Net income	726,310	(41,435)		684,875
Preferred dividends	42	-		42
Net income applicable to common shares	$726,268	$(41,435)		$684,833

Basic earnings per share:
Income from continuing operations	$1.85	$(.08)		$1.77
Income (loss) from discontinued operations	.02	(.02)		-
Net income	$1.87	$(.10)		$1.77

Diluted earnings per share:
Income from continuing operations	$1.84	$(.08)		$1.76
Income (loss) from discontinued operations	.02	(.02)		-
Net income	$1.86	$(.10)		$1.76

See Notes to Reconciliations for a description of the items marked (A) - (Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) - Page 5
for the three months ended June 30, 2006
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses

Revenues and sales:
Service revenues	$2,334,559	$-		$2,334,559
Product sales	339,112	-		339,112
Total revenues and sales	2,673,671	-		2,673,671
Costs and expenses:
Cost of services	762,335	2,235	(B)	764,570
Cost of products sold	384,669	-		384,669
Selling, general, administrative and other	510,931	-		510,931
Depreciation and amortization	411,898	(46,976)	(A)	364,922
Integration expenses and other charges	11,987	(11,987)	(C)	-
Total costs and expenses	2,081,820	(56,728)		2,025,092

Operating income	591,851	56,728		648,579

Equity earnings in unconsolidated partnerships	15,399	-		15,399
Minority interest in consolidated partnerships	(11,482)	-		(11,482)
Other income, net	21,140	-		21,140
Interest expense	(90,623)	-		(90,623)
Gain on exchange or disposal of assets and other	176,639	(176,639)	(D)	-

Income from continuing operations before income taxes	702,924	(119,911)		583,013
Income taxes	265,424	(47,184)	(O)	218,240

Income from continuing operations	437,500	(72,727)		364,773

Income (loss) from discontinued operations (net of income taxes)	(8,597)	8,597	(P)	-

Net income	428,903	(64,130)		364,773
Preferred dividends	21	-		21
Net income applicable to common shares	$428,882	$(64,130)		$364,752

Basic earnings per share:
Income from continuing operations	$1.12	$(.18)		$.94
Income (loss) from discontinued operations	(.02)	.02		-
Net income	$1.10	$(.16)		$.94

Diluted earnings per share:
Income from continuing operations	$1.12	$(.19)		$.93
Income (loss) from discontinued operations	(.02)	.02		-
Net income	$1.10	$(.17)		$.93

See Notes to Reconcilations for a description of the items marked (A) - (Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) - Page 6
for the three months ended March 31, 2006
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$2,247,719	$-		$2,247,719
Product sales	292,017	-		292,017
Total revenues and sales	2,539,736	-		2,539,736
Costs and expenses:
Cost of services	731,725	-		731,725
Cost of products sold	355,793	-		355,793
Selling, general, administrative and other	498,959	-		498,959
Depreciation and amortization	404,541	(45,492)	(A)	359,049
Restructuring and other charges	19,525	(19,525)	(E)	-
Total costs and expenses	2,010,543	(65,017)		1,945,526
Operating income	529,193	65,017		594,210

Equity earnings in unconsolidated partnerships	12,932	-		12,932
Minority interest in consolidated partnerships	(13,895)	-		(13,895)
Other income, net	11,882	-		11,882
Interest expense	(88,974)	-		(88,974)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	451,138	65,017		516,155
Income taxes	171,559	24,494	(O)	196,053
Income from continuing operations	279,579	40,523		320,102

Income from discontinued operations (net of income taxes)	17,828	(17,828)	(P)	-

Income before cumulative effect of accounting change	297,407	22,695		320,102
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	297,407	22,695		320,102
Preferred dividends	21	-		21
Net income applicable to common shares	$297,386	$22,695		$320,081

Basic earnings per share:
Income from continuing operations	$.72	$.11		$.83
Income from discontinued operations	.05	(.05)		-
Cumulative effect of accounting change	-	-		-
Net income	$.77	$.06		$.83

Diluted earnings per share:
Income from continuing operations	$.72	$.10		$.82
Income from discontinued operations	.05	(.05)		-
Cumulative effect of accounting change	-	-		-
Net income	$.77	$.05		$.82

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) - Page 7
for the twelve months ended December 31, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$8,380,501	$-		$8,380,501
Product sales	1,106,458	-		1,106,458
Total revenues and sales	9,486,959	-		9,486,959
Costs and expenses:
Cost of services	2,743,745	(37,557)	(F)(I)(M)	2,706,188
Cost of products sold	1,315,320	-		1,315,320
Selling, general, administrative and other	1,795,516	(1,898)	(I)	1,793,618
Depreciation and amortization	1,482,605	(104,440)	(A)	1,378,165
Restructuring and other charges	58,717	(58,717)	(G)(H)(J)	-
Total costs and expenses	7,395,903	(202,612)		7,193,291
Operating income	2,091,056	202,612		2,293,668

Equity earnings in unconsolidated partnerships	43,383	-		43,383
Minority interest in consolidated partnerships	(69,105)	-		(69,105)
Other income, net	158,788	(116,036)	(I)(N)	42,752
Interest expense	(332,588)	-		(332,588)
Gain on exchange or disposal of assets and other	218,830	(218,830)	(K)(L)	-
Income from continuing operations before income taxes	2,110,364	(132,254)		1,978,110
Income taxes	801,836	(58,641)	(O)	743,195

Income from continuing operations	1,308,528	(73,613)		1,234,915

Income from discontinued operations (net of income taxes)	30,292	(30,292)	(P)	-
Income before cumulative effect of accounting change	1,338,820	(103,905)		1,234,915
Cumulative effect of accounting change (net of income taxes)	(7,441)	7,441	(Q)	-

Net income	1,331,379	(96,464)		1,234,915
Preferred dividends	93	-		93
Net income applicable to common shares	$1,331,286	$(96,464)		$1,234,822

Basic earnings per share:
Income from continuing operations	$3.84	$(.22)		$3.62
Income from discontinued operations	.09	(.09)		-
Cumulative effect of accounting change	(.02)	.02		-
Net income	$3.91	$(.29)		$3.62

Diluted earnings per share:
Income from continuing operations	$3.80	$(.21)		$3.59
Income from discontinued operations	.09	(.09)		-
Cumulative effect of accounting change	(.02)	.02		-
Net income	$3.87	$(.28)		$3.59

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) - Page 8
for the three months ended December 31, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$2,263,605	$-		$2,263,605
Product sales	318,146	-		318,146
Total revenues and sales	2,581,751	-		2,581,751
Costs and expenses:
Cost of services	736,857	(9,506)	(F)	727,351
Cost of products sold	381,764	-		381,764
Selling, general, administrative and other	496,549	-		496,549
Depreciation and amortization	404,079	(43,596)	(A)	360,483
Restructuring and other charges	39,844	(39,844)	(G)(H)	-
Total costs and expenses	2,059,093	(92,946)		1,966,147
Operating income	522,658	92,946		615,604

Equity earnings in unconsolidated partnerships	6,992	-		6,992
Minority interest in consolidated partnerships	(11,267)	-		(11,267)
Other income, net	2,752	-		2,752
Interest expense	(86,134)	-		(86,134)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	435,001	92,946		527,947
Income taxes	176,681	24,424	(O)	201,105

Income from continuing operations	258,320	68,522		326,842
Income from discontinued operations (net of income taxes)	4,270	(4,270)	(P)	-
Income before cumulative effect of accounting change	262,590	64,252		326,842
Cumulative effect of accounting change (net of income taxes)	(7,441)	7,441	(Q)	-

Net income	255,149	71,693		326,842
Preferred dividends	21	-		21
Net income applicable to common shares	$255,128	$71,693		$326,821

Basic earnings per share:
Income from continuing operations	$.67	$.18		$.85
Income from discontinued operations	.01	(.01)		-
Cumulative effect of accounting change	(.02)	.02		-
Net income	$.66	$.19		$.85

Diluted earnings per share:
Income from continuing operations	$.67	$.17		$.84
Income from discontinued operations	.01	(.01)		-
Cumulative effect of accounting change	(.02)	.02		-
Net income	$.66	$.18		$.84

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) - Page 9
for the three months ended September 30, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$2,229,370	$-		$2,229,370
Product sales	289,749	-		289,749
Total revenues and sales	2,519,119	-		2,519,119
Costs and expenses:
Cost of services	719,683	(8,260)	(I)	711,423
Cost of products sold	343,718	-		343,718
Selling, general, administrative and other	470,966	(1,898)	(I)	469,068
Depreciation and amortization	388,989	(32,373)	(A)	356,616
Restructuring and other charges	18,873	(18,873)	(J)	-
Total costs and expenses	1,942,229	(61,404)		1,880,825
Operating income	576,890	61,404		638,294

Equity earnings in unconsolidated partnerships	10,434	-		10,434
Minority interest in consolidated partnerships	(20,573)	-		(20,573)
Other income, net	27,325	(5,000)	(I)	22,325
Interest expense	(83,422)	-		(83,422)
Gain on exchange or disposal of assets and other	30,557	(30,557)	(K)	-
Income from continuing operations before income taxes	541,211	25,847		567,058
Income taxes	206,068	9,784	(O)	215,852
Income from continuing operations	335,143	16,063		351,206

Income from discontinued operations (net of income taxes)	26,022	(26,022)	(P)	-
Income before cumulative effect of accounting change	361,165	(9,959)		351,206
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	361,165	(9,959)		351,206
Preferred dividends	24	-		24
Net income applicable to common shares	$361,141	$(9,959)		$351,182

Basic earnings per share:
Income from continuing operations	$.92	$.05		$.97
Income from discontinued operations	.07	(.07)		-
Cumulative effect of accounting change	-	-		-
Net income	$.99	$(.02)		$.97

Diluted earnings per share:
Income from continuing operations	$.91	$.05		$.96
Income from discontinued operations	.07	(.07)		-
Cumulative effect of accounting change	-	-		-
Net income	$.98	$(.02)		$.96

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) - Page 10
for the three months ended June 30, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,989,264	$-		$1,989,264
Product sales	270,842	-		270,842
Total revenues and sales	2,260,106	-		2,260,106
Costs and expenses:
Cost of services	660,945	-		660,945
Cost of products sold	308,065	-		308,065
Selling, general, administrative and other	420,536	-		420,536
Depreciation and amortization	348,320	(14,694)	(A)	333,626
Restructuring and other charges	-	-		-
Total costs and expenses	1,737,866	(14,694)		1,723,172
Operating income	522,240	14,694		536,934
Equity earnings in unconsolidated partnerships	15,214	-		15,214
Minority interest in consolidated partnerships	(18,918)	-		(18,918)
Other income, net	7,976	-		7,976
Interest expense	(76,343)	-		(76,343)
Gain on exchange or disposal of assets and other	188,273	(188,273)	(L)	-
Income from continuing operations before income taxes	638,442	(173,579)		464,863
Income taxes	236,381	(64,620)	(O)	171,761
Income from continuing operations	402,061	(108,959)		293,102
Income from discontinued operations (net of income taxes)	-	-		-
Income before cumulative effect of accounting change	402,061	(108,959)		293,102
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	402,061	(108,959)		293,102
Preferred dividends	24	-		24
Net income applicable to common shares	$402,037	$(108,959)		$293,078

Basic earnings per share:
Income from continuing operations	$1.28	$(.35)		$.93
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$1.28	$(.35)		$.93

Diluted earnings per share:
Income from continuing operations	$1.27	$(.34)		$.93
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$1.27	$(.34)		$.93

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) - Page 11
for the three months ended March 31, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,898,262	$-		$1,898,262
Product sales	227,721	-		227,721
Total revenues and sales	2,125,983	-		2,125,983
Costs and expenses:
Cost of services	626,260	(19,791)	(M)	606,469
Cost of products sold	281,773	-		281,773
Selling, general, administrative and other	407,465	-		407,465
Depreciation and amortization	341,217	(13,777)	(A)	327,440
Restructuring and other charges	-	-		-
Total costs and expenses	1,656,715	(33,568)		1,623,147
Operating income	469,268	33,568		502,836
Equity earnings in unconsolidated partnerships	10,743	-		10,743
Minority interest in consolidated partnerships	(18,347)	-		(18,347)
Other income, net	120,735	(111,036)	(N)	9,699
Interest expense	(86,689)	-		(86,689)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	495,710	(77,468)		418,242
Income taxes	182,706	(28,229)	(O)	154,477
Income from continuing operations	313,004	(49,239)		263,765
Income from discontinued operations (net of income taxes)	-	-		-
Income before cumulative effect of accounting change	313,004	(49,239)		263,765
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	313,004	(49,239)		263,765
Preferred dividends	24	-		24
Net income applicable to common shares	$312,980	$(49,239)		$263,741

Basic earnings per share:
Income from continuing operations	$1.04	$(.17)		$.87
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$1.04	$(.17)		$.87

Diluted earnings per share:
Income from continuing operations	$1.03	$(.16)		$.87
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$1.03	$(.16)		$.87

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) - Page 12

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the special cash dividend, gain on the exchange or disposal of assets, debt prepayment expenses, costs associated with Hurricane Katrina, the effects of the change in accounting for operating leases and conditional asset retirement obligations and restructuring and other charges have not been allocated to the business segments. Wireless segment income also excludes amortization expense related to acquired intangible assets. In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)	Eliminates the effects of amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties.

(B)
The Company recorded a $2.2 million reduction in its allowance for doubtful accounts to reflect lower than expected write-offs from service interruptions and customer displacement attributable to the effects of Hurricane Katrina. The additional bad debt expense was originally recorded in the third quarter of 2005.

(C)
On December 9, 2005, Alltel announced that it would spin off its wireline telecommunications business to its stockholders and merge it with Valor Communications Group, Inc (“Valor”). In connection with the spin-off and merger, Alltel incurred $12.0 million of incremental costs primarily consisting of employee benefit costs, consulting and legal fees.

(D)
During 2005, federal legislation was enacted which included provisions to dissolve and liquidate the assets of the Rural Telephone Bank (“RTB”). In connection with the dissolution and liquidation, during April 2006, the RTB redeemed all outstanding shares of its Class C stock. As a result, Alltel received liquidating cash distributions of $198.7 million in exchange for its $22.1 million investment in RTB Class C stock.

(E)
The Company incurred $10.8 million of integration expenses related to its acquisition completed on August 1, 2005 of Western Wireless Corporation (“Western Wireless”). These expenses consisted of $8.3 million of rebranding costs and $2.5 million of system conversion costs and other integration costs. In connection with the spin-off spin off its wireline telecommunications business and merger with Valor, Alltel incurred $8.7 million of incremental costs consisting of employee benefit costs, consulting and legal fees.

(F)
Alltel incurred $9.5 million of incremental costs related to Hurricane Katrina consisting of increased system maintenance costs to restore network facilities and additional losses from bad debts. (See Note I).

(G)
The Company incurred $2.1 million of integration expenses related to its acquisition of Western Wireless. These expenses primarily consisted of system conversion costs. In addition, Alltel incurred $5.0 million of integration expenses related to the exchange of certain wireless assets with Cingular Wireless LLC (“Cingular”) completed during the second and third quarters of 2005. The Company also incurred $1.6 million of integration expenses related to its acquisition of Public Service Cellular Inc. (“PS Cellular”) completed on February 28, 2005. The integration expenses related to the Cingular and PS Cellular acquisitions consisted of handset subsidies incurred to migrate the acquired customer base to CDMA handsets. The Company also recorded a $0.2 million reduction in the liabilities associated with the wireline restructuring activities initiated during the third quarter of 2005. (See Note J).

(H)	In connection with the spin-off of its wireline business and merger with Valor, Alltel incurred $31.3 million of incremental costs principally consisting of investment banker, audit and legal fees.

(I)
Alltel incurred $10.2 million of incremental costs related to Hurricane Katrina consisting of increased long distance and roaming expenses due to providing these services to affected customers at no charge, system maintenance costs to restore network facilities and additional losses from bad debts. These incremental costs also included Company donations to support the hurricane relief efforts. These incremental expenses were partially offset by $5.0 million of insurance proceeds received to date by Alltel.

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 13

(J)
The Company incurred $2.4 million of integration expenses related to its acquisition of Western Wireless. These expenses primarily consisted of system conversion and relocation costs. In addition, the Company incurred $11.9 million of integration expenses related to the exchange of certain wireless assets with Cingular completed during the second and third quarters of 2005. These expenses consisted of handset subsidies incurred to migrate the acquired customer base to CDMA handsets. The Company also incurred $4.6 million in restructuring charges associated with its wireline operations. These charges consisted of severance and employee benefit costs related to a planned workforce reduction.

(K)
Primarily due to certain minority partners' right-of-first-refusal, three of the wireless partnership interests to be exchanged between Alltel and Cingular, as discussed in Note L below, were not completed until July 29, 2005. As a result of completing the exchange transaction, Alltel recorded an additional pretax gain of $30.5 million.

(L)
On April 15, 2005, Alltel and Cingular completed the exchange of certain wireless assets. In connection with this transaction, Alltel recorded a pretax gain of $127.5 million. On April 6, 2005, Alltel recorded a pretax gain of $75.8 million from the sale of all of its shares of Fidelity National Financial, Inc. (“Fidelity National”) common stock. On April 8, 2005, Alltel retired all of its issued and outstanding 7.50 percent senior notes due March 1, 2006, representing an aggregate principal amount of $450.0 million. Concurrent with the debt retirement, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the $450.0 million senior notes. In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of approximately $15.0 million.

(M)
Effective January 1, 2005, Alltel changed its accounting for operating leases with scheduled rent increases. Certain of the Company’s operating lease agreements for cell sites and for office and retail locations include scheduled rent escalations during the initial lease term and/or during succeeding optional renewal periods. Previously, the Company had not recognized the scheduled increases in rent expense on a straight-line basis in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 13, “Accounting for Leases” and Financial Accounting Standards Board (“FASB”) Technical Bulletin No. 85-3, “Accounting for Operating Leases with Scheduled Rent Increases”. The effects of this change, which are included in corporate expenses, were not material to the Company’s previously reported consolidated results of operations, financial position or cash flows.

(N)	On March 9, 2005, Fidelity National declared a special $10 per share cash dividend to Fidelity National stockholders. The special cash dividend was received by Alltel on March 28, 2005.

(O)	Tax-related effects of the items discussed in the Notes A - P above.

(P)
Eliminates the effects of discontinued operations. On August 1, 2005, Alltel completed its acquisition of Western Wireless. As a condition of receiving approval for the acquisition from the Department of Justice and the Federal Communications Commission, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In December 2005, Alltel completed an exchange of wireless properties with United States Cellular Corporation that included a substantial portion of the divestiture requirements related to the merger. In the first quarter of 2006, Alltel completed the required divestitures with the sale of the remaining property in Arkansas. During 2005, the Company completed the sale of international operations acquired from Western Wireless in Georgia, Ghana and Ireland. During the second quarter of 2006, Alltel completed the sales of the remaining international operations acquired from Western Wireless in Austria, Bolivia, Cote d'Ivoire, Haiti and Solvenia. As a result the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations in the accompanying consolidated financial statements.

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 14

(Q)
Represents the cumulative effect of the change in accounting principle resulting from the Company’s adoption of FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”). The Company evaluated the effects of FIN 47 on its operations and determined that, for certain buildings containing asbestos, Alltel is legally obligated to remediate the asbestos if the Company were to abandon, sell or otherwise dispose of the buildings. In addition, for its acquired Kentucky and Nebraska wireline operations not subject to SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”, the Company is legally obligated to properly dispose of its chemically-treated telephone poles at the time they are removed from service. In accordance with federal and state regulations, depreciation expense for the Company’s wireline operations that follow the accounting prescribed by SFAS No. 71 have historically included an additional provision for cost of removal, and accordingly, the adoption of FIN 47 had no impact to these operations.